UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________________

Date of Report (Date of earliest event reported): April 20, 2010

FIRST MARINER BANCORP
(Exact name of registrant as specified in charter)

Maryland (State or other jurisdiction of in Company)	000-21815 (Commission File Number)	52-1834860 (IRS Employer Identification No.)

1501 S. Clinton Street, Baltimore, MD  21224
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:  (410) 342-2600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 20, 2010, the Board of Directors of First Mariner Bancorp (the “Company”) amended Article 1, Section 1 of the Company’s Amended and Restated Bylaws in order to provide more flexibility in setting the date of the annual meeting of stockholders.  Article 1, Section 1 of the Company’s Bylaws previously required that the annual meeting of stockholders be held on a day designated by the Board of Directors in May.  The full text of Article 1, Section 1, as amended, is set forth in Exhibit 3.2 and incorporated herein by reference.

Item 8.01            Other Events.

On April 20, 2010, First Mariner Bancorp announced that its annual meeting of stockholders will be held on June 1, 2010 at 7:30 a.m., local time.

Item 9.01            Financial Statements and Exhibits.

(d)           Exhibit 3.2                      Text of Bylaw Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST MARINER BANCORP

Date: April 20, 2010	By:	/s/ Mark A. Keidel
Mark A. Keidel
President and Chief Operating Officer